UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2018

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

4811-3871-2452, v. 1

Item 1.01Entry into a Material Definitive Agreement

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 18, 2018, Summer Energy Holdings, Inc. (the “Company”) signed a Single Payment Note (the “Note”) with Comerica Bank (the “Bank”) in the amount of $2,900,000.  The Note has a maturity date of June 11, 2020, with interest thereon at a per annum rate equal to the “Prime Referenced Rate” plus the “Applicable Margin.”   The “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the “Prime Rate” in effect on such day, but in no event and at no time shall the “Prime Reference Rate” be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.5%) per annum.   “Prime Rate” means the per annum rate established by Comerica Bank as its prime rate for its borrowers at any such time.  “Applicable Margin” means 0.25% per annum.   Accrued and unpaid interest on the unpaid principal balance outstanding on the Note shall be payable monthly on the first day of each month, commencing on February 1, 2019.

Pursuant to the Note, the Bank may, by written notice to the Company, declare the principal of and the accrued interest on all outstanding loans to be forthwith due and payable upon the occurrence of certain events of default. The Note defines Default to include, inter alia, (i) a default in payment when due of all or any part of any obligation payable by the Company under the Note, (ii) a default in the observance or performance of certain of the provisions set forth in the Note, (iii) any representation or warranty made in connection with the Note proves untrue or incomplete, (iv) the filing or issuance of any levy or writ of attachment or garnishment or other like judicial process upon the Company or any guarantor, and (v) any other specified event of default.

Guaranty of the Note has been made by four members of the Company’s board of directors (“Guarantors”).  The Company agreed to issue the four Guarantors shares of the Company’s common stock on a monthly basis depending on the outstanding balance due and owing under the Note for agreeing to act as a Guarantor of the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2018

SUMMER ENERGY HOLDINGS, INC.

        By: /s/ Jaleea P. George

         Jaleea P. George

         Chief Financial Officer